UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 27, 2014

KATE SPADE & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Park Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

1441 Broadway, New York, New York 10018
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information attached as Exhibit 99.1 to this current report on Form 8-K is being provided by Kate Spade & Company (“the Company”) to potential lenders in connection with a potential refinancing of the Company’s 10.5% Senior Secured Notes due April 2019 and the Company’s outstanding senior secured revolving credit facility and is incorporated by reference in this Item 2.02. In addition to the information presented in Exhibit 99.1, the presentation materials included the following information: estimated 2013 base rent expense excluding the operations of Juicy Couture was approximately $44.0 million and trademark valuation information dated August 2013 indicated that the Kate Spade trademark had a value in excess of $1.0 billion as of the report date. The valuation was prepared using a combination of the market approach and an income approach using the relief-from-royalty method.

The information contained or incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in, or incorporated by reference into, this current report and oral statements made by, or with the approval of, our authorized personnel, that relate to our future performance or future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “aim,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast,” “contemplation” or “currently envisions” and similar phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct or we may not achieve the financial results, savings or other benefits anticipated in the forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties, some of which may be beyond our control, that could cause actual results to differ materially from those suggested by the forward-looking statements, including, without limitation: our ability to complete the transition to a mono-brand business centered on the KATE SPADE family of brands, including our ability to successfully complete the transition of our management and operations; our ability to operate as a mono-brand business and to successfully implement our long-term strategic plans; general economic conditions in the United States, Asia, Europe and other parts of the world, including the impact of income tax changes and debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; issues related to our current level of debt, including an inability to pursue certain business strategies because of the restrictive covenants in the agreements governing our debt and our potential inability to obtain the capital resources needed to operate and grow our business; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation which could impact prices of our products; our ability to expand into markets outside of the US, such as India, Russia, South East Asia, and South America, as well as continued expansion in China, Japan and Brazil, including our ability to promote brand awareness in our international markets, find suitable partners in certain of those markets and hire and retain key employees for those markets; our ability to maintain targeted profit margins and levels of promotional activity; our ability to expand our retail footprint with profitable store locations; our ability to achieve the business plan of our KATE SPADE SATURDAY business, including our ability to attract new customers; our ability to implement operational improvements and realize economies of scale in finished product and raw material costs in connection with growth in our business; our ability to expand the KATE SPADE family of brands into new product categories; our ability to successfully implement our marketing initiatives; risks associated with the sale of the LUCKY BRAND business, including our ability to collect the full amount of principal and interest due and owing pursuant to a three year note issued by Lucky Brand Dungarees, LLC, an affiliate of Leonard Green & Partners, L.P., to us as partial consideration for the purchase of the LUCKY BRAND business and our ability to comply with our transition service requirements; risks associated with the sale of the JUICY COUTURE intellectual property to Authentic Brands Group, including our ability to complete and implement the transition plan for the JUICY COUTURE business in a satisfactory manner and to manage the associated transition costs, the impact of the transition plan and the announced future plans for the JUICY COUTURE brand on our relationships with our employees, our major customers, vendors and landlords and unanticipated expenses and charges that may occur as a result of the transition plan and the announced future plans for the JUICY COUTURE brand, such as litigation risks, including litigation regarding employment and workers’ compensation; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; whether we will be successful operating the KATE SPADE business in Japan and the risks associated with such operation; risks associated with decreased diversification of our business as a result of the reduction of our brand portfolio to the KATE SPADE and Adelington Design Group businesses; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; risks associated with the dependence of our Adelington Design Group business on third party arrangements and partners; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agreement with Li & Fung Limited, which results in a single third party foreign buying/sourcing agent for a significant portion of our products; risks associated with our arrangement to continue to operate the Ohio distribution facility with a third party operations and labor management company that provides distribution operations services, including risks related to increased operating expenses, systems capabilities and operating under a third party arrangement; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; our exposure to currency fluctuations; risks associated with material disruptions in our information technology systems, both owned and licensed, and with our third party e-commerce platforms and operations; risks associated with privacy breaches; risks associated with credit card fraud and identity theft; risks associated with third party service providers, both domestic and overseas, including service providers in the area of e-commerce; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; and the outcome of current and future litigation and other proceedings in which we are involved. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All subsequent written and oral forward-looking statements concerning the matters addressed in this current report and attributable to us or any person acting on our behalf are qualified by these cautionary statements. Forward-looking statements are based on current expectations only and are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions, including those described in the Company’s Annual Report on Form 10-K for the year ended December 28, 2013, filed on February 25, 2014, including in the sections entitled “Item 1A-Risk Factors” and “Statement on Forward Looking Statements.” We may change our intentions, beliefs or expectations at any time and without notice, based upon any change in our assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some factors are beyond our control. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Certain presentation materials provided to potential lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATE SPADE & COMPANY

Date: March 27, 2014	By:	/s/ George M. Carrara
	Name:	George M. Carrara
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain presentation materials provided to potential lenders.